Exhibit 99.2

Corrections Corporation of America Rebrands as CoreCivic

Marks Culmination of Multi-Year Strategy to Transform

into Diversified Government Solutions Company

NASHVILLE, Tenn., Oct. 28, 2016 — Corrections Corporation of America (NYSE:CXW) (the “Company”) today announced that it is rebranding its corporate enterprise as CoreCivic. Under the CoreCivic brand, the Company will provide three distinct business offerings: CoreCivic Safety, a national leader in high quality corrections and detention management; CoreCivic Properties, a wide range of innovative, cost-saving government real estate solutions; and, CoreCivic Community, a growing network of residential reentry centers to help tackle America’s recidivism crisis.

“Rebranding as CoreCivic is the culmination of a multi-year strategy to transform our business from largely corrections and detention services to a wider range of government solutions,” said Damon T. Hininger, the Company’s President and Chief Executive Officer. “The CoreCivic name speaks to our ability to solve the tough challenges facing government at all levels and to the deep sense of service that we feel every day to help people.”

The CoreCivic Name: Solving Tough Government Problems; a Strong Sense of Service

Over the past several years, Hininger and his executive management team have spearheaded an aggressive strategy to diversify the Company’s business. This has included converting to a Real Estate Investment Trust (REIT), making unprecedented public commitments to expand reentry programs at correctional facilities, launching a comprehensive real estate solutions business, and investing nearly $250 million to acquire and build an expanding network of residential reentry and community corrections facilities.

“We’ve listened closely to our employees, partners and investors, and there’s a strong recognition and appreciation for what we’ve built over more than 30 years,” said Hininger. “At the same time, we know we can do even more to serve the needs of our government partners and the greater public good. CoreCivic reflects the company we are today and provides us with a platform to continue to grow where our partners want and need solutions.”

The Company’s specific rebranding effort began when it decided to launch a new, dedicated real estate solutions business in mid-2015. As the Company continued to acquire residential reentry businesses, the effort rapidly evolved into considering an enterprise-wide name change. After an intense research, brand strategy and creative process, the Board of Directors authorized changing the Company’s charter to reflect the CoreCivic name on August 11, 2016, which the Company intends to be legally effected by year-end. The name change will not affect the rights of the Company’s stockholders and the Company’s common stock ticker symbol on the New York Stock Exchange will remain unchanged.

“The management team has successfully executed a well-planned strategy to diversify the business, and rebranding became a natural evolution of that process,” said Mark A. Emkes, Non-Executive Chairman of the Company’s Board of Directors. “We’re excited about the potential for the CoreCivic brand to accelerate the Company’s growth and value-creation in new areas. We also believe the new brand will help galvanize our efforts to play an even bigger role in making a positive difference in our communities and individual lives.”

CoreCivic’s Visual Identity: Innovation, Public Service and Professionalism

As part of the rebranding, the Company has also adopted a new visual identity. This includes a bolder, sleeker and more modern typeface, as well as a color palette intended to evoke attributes such as safety, strength, passion, stability, integrity and seriousness. The brand’s symbol, a 13-stripe American flag stylized to also represent a building, speaks to the Company’s commitment to public service, the professionalism of its employees and its expanding government real estate focus. There’s also a nod to the Company’s heritage with the right side of the symbol angled at 19.83°, representing the year that the Company was founded, and the left side of the symbol angled at 20.16° to mark the year the Company rebranded as CoreCivic.

“Our government partners value the dependability and professionalism of our people, and our people share a deep sense of service with our government partners,” said Executive Vice President and Chief Development Officer Tony Grande. “Our new name and identity speak emotionally to our strengths while expanding the scope of solutions that we can offer our partners. We’re excited about the work ahead to build and realize our new brand’s full potential.”

In the coming months, the Company will begin converting its facilities and other assets to the new visual identity, which will amount to a modest expense spread out over several quarters. The Company does not anticipate any impact of the rebranding on its contractual relationships with government partners.

“Government has core responsibilities that are vital for safe, healthy and thriving communities. But in our increasingly complex and budget-constrained world, performing these basic functions is becoming harder to do,” added Hininger. “For more than three decades, our company has been an innovative, dependable partner for government. As CoreCivic, we will continue to bring the scale, experience and professionalism needed to solve problems for our partners and serve the greater public good.”

About the Company

The Company is a diversified government solutions company with the scale and experience needed to solve tough government challenges in cost-effective ways. We provide a broad range of solutions to government partners that serve the public good through high-quality corrections and detention management, innovative and cost-saving government real estate solutions, and a growing network of residential reentry centers to help address America’s recidivism crisis. We are a publicly traded real estate investment trust (REIT) and the nation’s largest owner of partnership correctional, detention and residential reentry facilities. The Company has been a flexible and dependable partner for government for more than 30 years. Our employees are driven by a deep sense of service, high standards of professionalism and a responsibility to help government better the public good. Learn more at http://www.corecivic.com/.

Forward-Looking Statements

This press release contains statements as to our beliefs and expectations of the outcome of future events that are forward-looking statements as defined within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include, but are not limited to, the risks and uncertainties associated with: (i) the Company’s ability to meet the expectations regarding timing and success of its rebranding; (ii) general economic and market conditions, including the impact governmental budgets can have on our per diem rates, occupancy, and overall utilization; (iii) fluctuations in our operating results because of, among other things, changes in occupancy levels, competition, increases in cost of operations, fluctuations in interest rates and risks of operations; (iv) our ability to obtain and maintain correctional, detention, and reentry facility management contracts, including, but not limited to, sufficient governmental appropriations, contract compliance and as a result of inmate disturbances; (v) changes in the privatization of the corrections and detention industry, the public acceptance of our services, the timing of the opening of and demand for new facilities and the commencement of new management contracts; (vi) changes in government policy regarding the utilization of the private sector for corrections and detention capacity and our services by the U.S. Department of Justice and the Department of Homeland Security; (vii) changes in governmental policy and in legislation and regulation of corrections and detention contractors, including but not limited to, California’s continued utilization of out-of-state contracted correctional capacity and the continued utilization of the South Texas Family Residential Center by U.S. Immigration & Customs Enforcement; (viii) our ability to meet and maintain REIT qualification status; and (ix) increases in costs to construct or expand correctional facilities that exceed original estimates, or the inability to complete such projects on schedule as a result of various factors, many of which are beyond our control, such as weather, labor conditions and material shortages, resulting in increased construction costs. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission.

The Company takes no responsibility for updating the information contained in this press release following the date hereof to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events or for any changes or modifications made to this press release.

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Contact:	Investors: Cameron Hopewell – Managing Director, Investor Relations – (615) 263-3024 Media: Steve Owen – Managing Director, Communications – (615) 263-3107